1998 GLOBAL STOCK OPTION PLAN

FOR AGERE EMPLOYEES

1998 GLOBAL STOCK OPTION PLAN

Article 1. Background and Purpose

      The purpose of the 1998 Global Stock Option Plan For Agere Employees is to afford Employees of Agere Systems, Inc. (“Agere”) who held options under the Lucent Technologies Inc. 1998 Global Stock Option Plan (the “Lucent Plan”) at the time of the Spin-off of Agere from Lucent Technologies Inc. (“Lucent”), substantially the same rights and benefits of equity ownership in their employer as they had prior to the Spin-off by providing those Employees with the opportunity to acquire shares of Agere Common Stock upon exercise of those options.

     Except where the context so requires, the term “Agere” shall include all present and future Subsidiaries of Agere.

Article 2. Definitions

     For the purposes of this Plan, the following words shall have the meanings ascribed to them below:

(a)	Board

The Board of Directors of Agere.

(b)	Code

The Internal Revenue Code of 1986, as amended.

(c)	Committee

The Corporate Governance and Compensation Committee (or any successor committee) of the Board.

(d)	Common Stock

The Class A common stock of Agere, par value $0.01 per share.

(e)	Company Action

A force management program declared by Agere, a sale of a unit or portion of a unit, or a transfer initiated by Agere of a Participant to a corporation, partnership, limited liability company or other business entity in which Agere has a direct or indirect equity interest and which does not constitute a Subsidiary or placement of the job function of a Participant with an outsourcing contractor.

(f)	Delegate

The Employee Benefits Committee of Agere or any other person or committee authorized to exercise specified authority under this Plan.

(g)	Disability or Disabled

Qualifying for and receiving payments under a long-term disability pay plan maintained by Agere or as required by or available under applicable local law. Any determination with respect to these matters shall be made by the Committee or its Delegate in its sole discretion.

(h)	Employee

Any individual employed by Agere excluding leased employees within the meaning of Section 414(n) of the Code.

(i)	Exchange Act

The Securities Exchange Act of 1934, as amended.

(j)	Expiration Date

The date specified in the Stock Option Statement relating to the corresponding Lucent option after which the right to exercise the Option expires.

(k)	Reserved

(l)	Grant Date

The Grant Date shall be the original grant date of the corresponding option under the Lucent Plan, as specified in the Stock Option Statement.

(m)	Option

An option issued pursuant to the Plan in substitution for an option under the Lucent Plan.

(n)	Option Price

The purchase price per share of Common Stock under an Option as determined in Article 6(c) below.

(o)	Participant

An Employee of Agere to whom an Option is issued under the Plan.

(p)	Plan

(q)	Retirement

Termination of the employment of an Employee with Agere under circumstances where: (i) the Employee is eligible to receive a retirement benefit under a pension plan or arrangement with Agere; (ii) the sum of the Employee’s years of service with Agere and attained age at termination equals or exceeds seventy-five (75); (iii) the Employee has attained age 50 with a minimum of 15 years service; or (iv) with respect to any Participant who is a resident of a country other than the United States and in which Agere does not have a pension plan that defines retirement, the Participant is eligible for a social pension from the government of that country. In addition to a Participant’s service with Agere, the Committee will recognize service with Lucent (including service with other entities that would have been recognized under the Lucent Plan) for the purpose of determining eligibility to receive pension benefits and years of service. Any determination with respect to matters in this definition shall be made by the Committee or its Delegate in its sole discretion.

(r)	Share

A share of Common Stock.

(s)	Spin-off

The spin-off of Agere from Lucent, effective June 1, 2002.

(t)	Stock Option Statement

The written statement provided to the Participant by Lucent which evidenced the grant of an option under the Lucent Plan and specifies the terms and conditions under which such option was granted, including the Grant Date, number of shares, Option Price, Vesting Date(s) and Expiration Date.

(u)	Subsidiary

A “subsidiary corporation” of Agere as defined in Section 424(f) of the Code, an entity in which Agere directly or indirectly owns 50% or more of the voting interests or any entity in which Agere has a significant equity interest, as determined by the Board, the Committee or Delegate.

(v)	Vesting Date

With respect to any portion of an Option, the date specified in the Stock Option Statement as the vesting date for such portion of the corresponding option under the Lucent Plan.

Article 3.
Shares Available for Option

     There shall be available for purchase under Options such number of Shares as are subject to Options. No new options may be granted under the Plan and Shares subject to Options which are forfeited, canceled, expired, or terminated without the issuance of Shares shall not be available for the grant of Options.

Article 4.
Administration

     The Committee, or Delegate, shall be responsible for the administration of the Plan. The interpretation and construction of any provision of the Plan by the Committee over matters within its discretion, as the case may be, as well as any factual determinations, shall be final, unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made by him or her in good faith.

Article 5.
Eligibility

     Employees who, at the time of the Spin-off, held outstanding options under the Lucent Plan, received substitute Options to purchase Shares under the Plan. No other awards will be granted under the Plan.

     The adoption of this Plan shall not be deemed to give any Employee any right to be granted an option to purchase Common Stock of Agere, except and to the extent and upon such terms and conditions as may be determined by the Committee.

Article 6.
Terms and Conditions of Option

     Options granted pursuant to the Plan shall consist of nonqualified stock options within the meaning of the Code. Each Option shall be subject to the following terms and conditions:

(a)	Stock Option Statement

Each Option shall be governed by the corresponding Stock Option Statement, with references to Lucent being deemed to be references to Agere and references to the number of Shares and exercise price being deemed to be such amounts as reflect the conversion of the option at the time of the Spin-off.

(b)	Number of Shares

Each Stock Option Statement states the total number of shares of Lucent common stock to which it pertains. That number was adjusted as a result of the Spin-off to reflect the fact that the Option is now exercisable for Common Stock.

(c)	Option Price

The exercise price per share of Agere Common Stock shall be equal to the exercise price per share of Lucent stock under the Lucent Plans, as adjusted as a result of the Spin-off.

(d)	Option Period and Limitations on Exercise of Options

Unless earlier canceled, or as otherwise provided in Article 7 or Article 9, the last day on which an Option may be exercised is the day preceding the tenth anniversary of the Grant Date. No Option shall be exercisable prior to the applicable Vesting Date, except as provided in Article 7 or Article 9 below.

(e)	Exercise of Option

An Option shall be exercised according to procedures established by Agere and communicated to Participants.

Article 7.
Termination of Employment

     At the date of a Participant’s termination of employment with Agere (other than by reason of Retirement, Disability or death), (i) any portion of the Option that is vested and unexercised may be exercised until the earlier of 90 days from the Participant’s termination date or the Expiration Date; and (ii) any portion of the Option that is unvested will be canceled immediately in full.

     Notwithstanding the foregoing or anything in the Plan to the contrary, (i) if a Participant’s termination of employment is pursuant to a Company Action on or after the Grant Date, any unvested portion of the Option will become fully vested and be exercisable for a period of 90 days from the date of termination; and (ii) if a Participant’s termination of employment is under circumstances constituting both a Company Action and Retirement, the unvested portion of the Option will become vested at the date of termination and, together with any previously vested portion, will be exercisable until the Expiration Date.

Article 8.
Retirement and Disability

     A Participant who terminates employment with Agere under circumstances constituting Retirement or Disability shall not forfeit any outstanding Option. The Participant may exercise each portion of any such outstanding Option no earlier than the Vesting Date for such portion and, except as provided in Article 9, no later than the Expiration Date specified in the Stock Option Statement.

Article 9.
Rights in the Event of Death

     The following provisions shall apply in the event of the death of a Participant.

(a)	Active Employment, Retirement, or Disability

In the event the Participant dies after attaining Retirement, becoming Disabled or while actively employed by Agere, any outstanding Options shall be immediately vested and exercisable. Any outstanding Options shall be exercisable immediately by the executors, administrators, legatees or distributees of the Participant’s estate, as the case may be, but in no event after the earlier of (1) 180 days after the death of the Participant or (2) the Expiration Date set forth in the Stock Option Statement.

(b)	Termination

In the event the Participant dies within 90 days after termination of employment, any outstanding Option held by such Participant shall, to the extent vested on the date of termination, be exercisable immediately by the executors, administrators, legatees or distributees of the Participant’s estate, as the case may be, but in no event after the earlier of (1) 180 days after the death of the Participant or (2) the Expiration Date set forth in the Stock Option Statement.

Article 10
Rights to Continued Employment

     Neither this Plan nor any Option shall be construed as giving any person the right to be retained in the employ of Agere. No Employee or Participant shall have any claim to be granted any Option under the Plan or to include any Option or its value in any form of severance or similar pay, or in any benefit plan or program which by its terms does not specifically include the value of the Option. There is no obligation of uniformity of treatment of Employees or Participants under the Plan. This Plan is of limited duration and creates no ongoing obligation of Agere to provide any future benefit of similar nature or value.

Article 11.
Nonassignability

     No Option granted under the Plan shall be assigned or transferred by the Participant otherwise than by will or by the laws of descent and distribution, and such Option shall be exercisable, during the Participant’s lifetime, only by the Participant.

Article 12.
Effect of Change in Stock Subject to Plan

     In the event of changes in the outstanding Common Stock of Agere by reason of any stock dividend, recapitalization, merger, consolidation, split-up, combination or exchange, stock split, reclassification or other like change, the aggregate number and class of shares available under the Plan, the number, class and price of shares subject to outstanding Options and the minimum number of shares for which the Option may be exercised shall be adjusted by the Committee as appropriate. The determination of the Committee shall be conclusive.

Article 13.
Change in Control

     In the event of a change in control of Agere prior to the complete exercise of all Options issued under the Plan, all outstanding Options shall become immediately fully vested and exercisable notwithstanding any provisions of the Plan to the contrary. “Change in Control” shall mean the happening of any of the following events:

(a) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (an “Entity”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then outstanding shares of common stock of Agere (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of Agere entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities;” excluding, however, the following: (i) any acquisition directly from Agere, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from Agere, (ii) any acquisition by Agere, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Agere or any corporation controlled by Agere, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (c) of this Article 13; or

(b) A change in the composition of the Board such that the individuals who, as of the effective date of this Plan, as set forth in Article 18 (“Effective Date”), constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by Agere’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with a solicitation subject to Rule 14a-12(c) of Regulation 14 promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be so considered as a member of the Incumbent Board; or

(c) The approval by the stockholders of Agere of a merger, reorganization or consolidation or sale or other disposition of all or substantially all of the assets of Agere (each, a “Corporate Transaction”) or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation or other person which as a result of such transaction owns Agere or all or substantially all of Agere’s assets either directly or through one or more subsidiaries (a “Parent Company”)) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no entity (other than Agere, any employee benefit plan (or related trust) of Agere, such corporation resulting from such Corporate Transaction or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (1) above is satisfied in connection with the applicable Corporate Transaction, such Parent Company) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of Agere prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will immediately after the consummation of the Corporate Transaction constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (1) above is satisfied in connection with the applicable Corporate Transaction, of the Parent Company); or

(d) The approval of the stockholders of Agere of a complete liquidation of Agere.

Article 14.
Reservation of Shares of Stock

     Agere, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction any requisite authority necessary to issue and to sell, the number of Shares that shall be sufficient to satisfy the requirements of this Plan. The inability of Agere to obtain from any regulatory body having jurisdiction the authority deemed necessary by counsel for Agere for the lawful issuance and sale of Shares hereunder shall relieve Agere of any liability in respect of the failure to issue or sell Shares as to which the requisite authority has not been obtained.

Article 15.
Taxes

     Agere shall have the right to condition the issuance or exercise of any Option on a Participant’s payment of any applicable amounts required by a governmental agency to be withheld from payment to the Participant or paid or deducted by Agere in connection with an Option (“withholding tax”). Agere shall also have the right to deduct any withholding tax from a Participant’s other compensation or to make any other arrangements to satisfy withholding tax obligations, including arrangements with one or more brokerage firms pursuant to cashless exercise procedures. Agere shall further have the right to deduct from any payment under an Option under the Plan or from a Participant’s other compensation any tax or social insurance payment imposed on Agere in connection with such Option.

Article 16.
Employees Based Outside of the United States

     Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with the provisions of laws in other countries in which the Agere or a Subsidiary operates or has Employees, the Committee, or its Delegate, in its sole discretion, shall have the power and authority to (1) modify the terms and conditions of any Options issued to Employees who are employed outside the United States, and (2) establish subplans, modified Option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable.

Article 17.
Amendment of Plan

     The Board may amend the Plan at any time and from time to time. The Board may, at any time or from time to time, suspend or terminate this Plan in whole or in part.

     No such amendment, suspension or termination of the Plan may, however, alter or impair any Option without the written consent of the affected Participant.

Article 18.
Effective Date

     The Plan shall become effective as of June 1, 2002. The Plan shall terminate when no Options shall remain outstanding.

Article 19.
Governing Law

     The Plan, and the validity and construction of any Options granted hereunder shall be governed by the laws of the State of Delaware without reference to principles of conflicts of laws.